TURNER FUNDS

                         TURNER CORE GROWTH 130/30 FUND

                       Supplement dated December 19, 2008
                      to the Prospectus dated July 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On December 17, 2008, the Board of Trustees (the "Board") of the Turner Funds determined to close and liquidate the Turner Core Growth 130/30 Fund (the "Fund"), effective December 31, 2008. This decision was made after careful consideration of the Fund's asset size, strategic importance, current expenses and historical performance. In connection with the pending liquidation, the Fund discontinued accepting orders for the purchase of Fund shares or exchanges into the Fund from other Turner Funds after the close of business on December 4, 2008.

On or around the close of business on December 31, 2008, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

BECAUSE THE FUND WILL BE CLOSED AND LIQUIDATED ON DECEMBER 31, 2008, WE RECOMMEND THAT YOU CONSIDER SELLING OR EXCHANGING YOUR SHARES PRIOR TO THAT DATE. You may exchange shares of the Core Growth 130/30 Fund for any other Turner Fund open to new investors. You may sell or exchange shares on any business day by contacting us directly by mail, telephone (1-800-224-6312) or via our website (www.turnerinvestments.com). If you invest through a financial institution, you should contact the financial institution for more information on how to sell or exchange your shares. If you still hold shares of the Fund as of December 31, 2008, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact the Turner Funds' Investors Services team at 1-800-224-6312 for more information.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


TUR-FS2-030-29